Exhibit 99.1

Execution Version

Provisional Agreement for sale and purchase of

the entire issued share capital of the Company

Date of this Agreement:	21 JUNE 2018

Name of the Company for Sale:	FUTURE OCEAN LIMITED (hereinafter called “the Company”)
Company No.:	1061588

Vendor:	GOLDEN VALUE FINANCE LIMITED
*Company No:	559165
Address:	Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands

Purchaser:	EC ASSETS MANAGEMENT LIMITED
*Company No.:	1945765

Address:	Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands

#Guarantor:	WINTER GRAHAM PAUL
#HKID No.:	P248097(6)
#address:	74 Cedar Drive, The Redhill Peninsula Site D, 18 Pak Pat Shan Road Hong Kong

Agent:	CENTALINE PROPERTY AGENCY LIMITED, Licence No. C-000227

Registered Office:	5th Floor, Tower 1, New World Tower, No.18 Queen’s Road Central, Hong Kong

Whereas:

(A)

The Company is the registered and beneficial owner of

HOUSE NO.74 CEDAR DRIVE (ALSO KNOWN AS HOUSE B31) THE REDHILL PENINSULA SITE D NO.18 PAK PAT SHAN ROAD HONG KONG

(hereinafter called “the Property”).

(B)	The Vendor is the legal and beneficial owner of the entire issued share capital of the Company (hereinafter called “the Sale Share”).
(C)	The Property is the Company’s only asset.
(D)

#The Guarantor is the ultimate beneficial owner of the entire issued share capital of the Vendor and agrees to guarantee and procure the performance of all obligations of the Vendor under this Agreement.

IT IS HEREBY AGREED as follows:

1.	On and subject to the terms and conditions contained in this Agreement, the Vendor agrees to sell and the Purchaser agrees to purchase the Sale Share and the benefit of any shareholder’s loan due and owing by the Company to the Vendor as at completion (hereinafter called “the Shareholder’s Loan”) with all the benefits thereof together with all rights attached thereto free from all encumbrances and third party rights.

2.	The aggregate purchase price for the Sale Share and the Shareholder’s Loan shall be Hong Kong Dollars Ninety Six Million (HK$96,000,000) (hereinafter called ” the Purchase Price”) which shall be paid by the Purchaser to the Vendor (or in accordance with the written direction of the Vendor) or to the Vendor’s solicitors, in the manner as follows:

(a) The Purchaser shall pay an initial deposit of HK$5,000,000 (“Initial Deposit”) upon signing of this Agreement.
(b) The Purchaser shall pay a further deposit of HK$4,600,000 (“Further Deposit”) on or before 31 JULY 2018.
(c)

Completion of the sale and purchase of the Sale Share and the Shareholder’s Loan shall take place at the office of the Vendor’s Solicitors on 13 DECEMBER 2018 (hereinafter called “the Completion Date”) at or before 4 p.m.

The Purchaser shall pay the balance of purchase price of HK$86,400,000 in full (hereinafter called ” Balance of Purchase Price”) on completion.

All payments payable by the Purchaser including the Initial Deposit and Further Deposit shall be made by cashier’s order(s) issued by a licenced bank in Hong Kong or cheque(s) drawn on a licensed bank in Hong Kong issued by a firm of solicitors in Hong Kong for the relevant amount.

All deposits payable by the Purchaser shall be paid to the Vendor’s solicitor as stakeholder who shall not release the same to the Vendor unless it is proved that the Balance of Purchase Price is sufficient to repay and discharge the existing mortgage and charge of the Property.

3.	The Vendor and the Purchaser shall negotiate in good faith and use all their reasonable endeavours to enter into a formal agreement for sale and purchase (hereinafter called “the Formal Agreement”) on or before 31 JULY 2018. The Formal Agreement shall incorporate the terms and conditions herein and the customary terms, conditions, warranties, representations, promises and indemnities adopted in transactions similar to the one contemplated herein based on the terms and conditions set out in this Agreement. In the event that the Vendor and the Purchaser shall fail to reach an agreement on the terms of the Formal Agreement on or before the aforesaid date, this Agreement shall remain valid and in full force and effect and the parties hereto shall continue to fulfill their respective obligations hereunder.

4.	Completion is conditional upon the following:

(a) the Purchaser having completed his due diligence investigation on the business, financial, legal and all other aspects of the Company to confirm that the statements in sub-paragraphs (a) to (l) of paragraph 10A below are correct and the Purchaser (acting reasonably) being satisfied that such is the case;
(b) the Vendor, shall at the Vendor’s own cost, procure the Company to prove and give a good title to the Property in accordance with Sections 13 and 13A of the Conveyancing and Property Ordinance (Cap.219 of the Laws of Hong Kong); and
(c)

all the representations, undertakings and warranties given by the Vendor under this Agreement and the Formal Agreement (if signed) remain true, accurate, correct and complete and not misleading in all material respects as at the Completion.

If any of the foregoing conditions is not fulfilled (or waived by the Purchaser) on or before the Completion Date, the Purchaser shall be entitled to cancel the transaction under this Agreement whereupon the Vendor shall return all deposits paid to the Purchaser forthwith without any interests and compensation and neither party shall have any claim against each other. If the transaction is not completed for the reason as set out in this Clause, neither party shall be liable to pay the commission to Centaline under Clause 17(a).

5.	To facilitate the carrying out of the due diligence investigation by the Purchaser, the Vendor hereby undertakes to deliver to the Purchaser or the Purchaser’s solicitors copies of all documents relating to the Company within 14 days from the date of this Agreement. The Purchaser shall carry out the due diligence investigation and confirm in writing to the Vendor or the Vendor’s solicitors whether it is satisfied with the results of such due diligence investigation within 14 days after the date of delivery of all such documents by the Vendor or the date of delivery of such further documents reasonably requested by the Purchaser.

# 如賣方為有限公司者適用 applicable if the Vendor is a limited company * 請刪去不適用者 Please delete where inapplicable	2

6.	(a)

The Vendor shall deliver to the Purchaser’s solicitors (subject to usual undertakings to be given by the Purchaser’s solicitors) for their inspection all title deeds and documents relating to the Property within ONE (1) calendar month from the date of this Agreement or within three (3) working days after receipt of the same from the existing mortgagee of the Property by the Vendor’s solicitors, whichever is the later, and for proof of title to the Property in accordance with Section 13 of the Conveyancing and Property Ordinance (Cap. 219 of the Laws of Hong Kong).

(b)

Any requisition and/ or objection in respect of the title to the Property shall be delivered in writing to the Vendor’s solicitors within 7 working days after the date of receipt of the relevant title deeds by the Purchaser or the Purchaser’s solicitors otherwise the same shall be considered as waived and the Purchaser shall be deemed to have satisfied with the results of the due diligence review on the title to the Property (in which respect, time shall be of the essence of this Agreement).

If the Purchaser shall make and insist on any objection or requisition either as to title or any matter appearing on the title deeds or otherwise which the Vendor shall be unable or (on the grounds of difficulty, delay or expense or on any other reasonable ground) unwilling to remove or comply with, or if the title of the Property shall be defective, the Vendor shall notwithstanding any previous negotiation or litigation be at liberty on giving the Purchaser or the Purchaser’s solicitors not less than 5 working days’ notice in writing to annul the sale in which case, unless the objection or requisition shall have been withdrawn by the Purchaser, the sale shall at the expiration of the said notice be annulled and the Purchaser shall be entitled to the return of all deposits paid forthwith but without interest, costs or compensation and the Vendor and the Purchaser shall at their own costs enter into a cancellation agreement and neither party shall have any claim against each other.

.

	(c)	Without prejudice to the generality of the foregoing and for the avoidance of doubt, the Vendor declares that it has no knowledge and make no representation and warranties as to the area, measurements, boundaries, encroachment, permitted user and the absence or presence of alterations in the Property including but not limited to any illegal or unauthorized structures or alterations or erections or additions or building works of, in, on or within or appertaining to the Property. The Purchaser expressly agrees not to challenge the Vendor’s and the Company’s title to the Property on such basis. The Purchaser shall complete the purchase of the Sale Share and the Shareholder’s Loan notwithstanding the existence of any illegal or unauthorized structures or alterations or erections or additions or building works of, in, on or within or appertaining to the Property.

7.	The Purchaser agrees that the Vendor may utilize the Balance of Purchase Price or part thereof to redeem the existing mortgage of the Property on completion. The Vendor shall procure repayment of all amounts owing by the Company under the existing mortgage (if any) on or before the Completion Date and shall procure the Vendor’s solicitors to undertake to deliver to the Purchaser’s solicitors a valid release in respect of the said mortgage (together with the ancillary documents and registration fees for registration of the same with the Land Registry and the Companies Registry (if applicable)) within 21 days from the Completion Date;

8.	Upon completion and upon payment of the Balance of Purchase Price by the Purchaser, the Vendor shall:

	(a)	deliver to the Purchaser such instrument(s) of transfer and sold notes in respect of the Sale Share all duly executed by the Vendor in favour of the Purchaser and / or his nominee(s);
	(b)	deliver to the Purchaser the share certificate(s) of the Sale Share and all other un-issued shares certificate(s) of the Company;
	(c)	deliver to the Purchaser all accounting records, books, documents and instruments in relation to the affairs of the Company and the Property including, but not limited to, the certificate of incorporation, business registration certificate(s), register of directors, chops and common seal of the Company, copies of its memorandum and articles of association, the statutory books, and the title deeds and documents relating to the Property;
	(d)	cause all existing director(s), secretary and auditor(s) (if so requested by the Purchaser) of the Company to resign (without any claim against the Company whether for remuneration or otherwise) and deliver to the Purchaser the relevant letters of resignation duly signed by the existing director(s), secretary and auditor(s) and appoint such person(s) as the Purchaser may nominate as new director(s), secretary and auditors of the Company;

# 如賣方為有限公司者適用 applicable if the Vendor is a limited company * 請刪去不適用者 Please delete where inapplicable	3

	(e)	deliver to the Purchaser all cheque books and documents of bank account(s) of the Company (if any);
	(f)	cause all bank account(s) (if any) of the Company to be cancelled;
	(g)	execute a Deed of Assignment of Shareholder’s Loan and cause the Company to execute the same;
	(h)	execute a Tax Indemnity;
	(i)	deliver to the Purchaser Notice(s) of Resignation of Company Secretary and Director (Form ND4) duly signed by the existing director(s) and secretary of the Company;
	(j)	cause a meeting of the board of directors of the Company to be held to approve the foregoing matters and deliver to the Purchaser the relevant board resolutions of the Company ;
	(k)	deliver to the Purchaser all the audited accounts of the Company for the period from its incorporation to the end of the latest financial year and the management account of the Company as at the Completion Date which must be certified as true and correct by the director of the Company. The aforesaid audited accounts shall be delivered to the Purchaser for verification within one month after the date of this Agreement and the draft of the said management account as at the Completion Date shall be delivered to the Purchaser for verification not less than 5 days prior to the Completion Date. The Vendor shall be responsible for the costs and expenses incurred for the preparation of the audited accounts and management account;
	(l)	cause the Property to be held by the Company on the following conditions:
(i) free from all encumbrances and indebtedness;
(ii) on “as-is” basis;
(iii) together with the furniture and electrical appliances as set out in the Schedule (if any);
(iv) with vacant possession; and
(v) all keys and smart card(s) (if any) of the Property shall be delivered to the Purchaser.
	(m)	deliver to the Purchaser all the original management fee and public utilities deposits receipts (if any) or documentary evidence for such payment and the demand notes and/or receipts of Rates and Government rent for the latest quarter in respect of the Property.
	(n)	deliver the latest audited financial statement of the Company for the period from the commencement of the current financial year made up to the Completion Date and certified to be true by the existing director(s) of the Company (“the Completion Account”) to the Purchaser’s solicitors within 30 days from the Completion Date. The Vendor shall be responsible for the costs and expenses incurred.

9.	The Rates, Government rent and management fees of the Property shall be discharged by the Vendor up to and inclusive of the Completion Date. The Purchaser shall be responsible for the payment of Rates, Government rent and management fees of the Property after the Completion Date.

10A.	The Vendor hereby represents and warrants to the Purchaser, and shall represent and warrant to the Purchaser and the Company respectively on Completion, that:

	(a)	the Vendor is the sole legal and beneficial owner of the Sale Share of the Company and the Vendor has full power to enter into this Agreement and to exercise his rights and perform his obligations hereunder and this Agreement shall, when executed, be a legal, valid and binding agreement on him and enforceable in accordance with the terms hereof;
	(b)	the Sale Share is not subject to any charge, mortgage, lien, pledge or any encumbrance;
	(c)	the Shareholder’s Loan shall be free from all encumbrances and third party rights and the Vendor is the sole legal and beneficial owner of the Shareholder’s Loan;
	(d)	save and except the previous or existing tenancy agreement (if any), the existing mortgage and/or the sale and purchase agreement and/or the assignment in respect of the purchase of the Property by the Company and registered in the Land Registry, the Company has not carried on any business or entered into any contract, agreement or arrangement since its incorporation;
	(e)	the Company shall on completion have no outstanding borrowing or indebtedness (whether actual or contingent) other than the following:
(i) the Shareholder’s Loan (which shall be assigned to the Purchaser upon completion); and
(ii) (if any) rental deposit received, prepayment received (including but not limited to rental received in advance) and accrued accounts payable as shown in the Completion Accounts;
	(f)	all taxation which the Company shall be liable to pay has been or will be so paid prior to completion;
	(g)	each of the matters set out in Recitals (A) and (B) and (C) and (D) is true, accurate, correct and not misleading in all respects;
	(h)	the Company is the sole legal and beneficial owner of the Property;
	(i)	the Company has never employed employees;

# 如賣方為有限公司者適用 applicable if the Vendor is a limited company * 請刪去不適用者 Please delete where inapplicable	4

	(j)	the Company is and shall not be involved in any legal proceedings and no such proceedings are threatened or pending;
	(k)	the Company has complied with all the legislation and statutory requirements including those under the Company Ordinance; and
	(l)	the Company has not entered into any other tenancies and/or agreements in respect of the Property other than the tenancy which was in effect when the Property was purchased by the Company but which has expired.

10B.

The Purchaser represents and warrants to the Vendor that it and each of its beneficial owners and directors is, has been and will be in compliance with all applicable anti-money laundering and sanctions laws and regulations and any related or similar statutes, rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction on such persons (collectively, the “Money Laundering and Sanctions Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving it or its beneficial owners and/or directors with respect to the Money Laundering and Sanctions Laws is pending or threatened.

11.	The Vendor undertakes with the Purchaser that from the date of this Agreement and up to the Completion Date, the Vendor shall procure the Company and the director(s) of the Company not to:

	(a)	allot or issue or agree to allot or issue any share in the Company or grant or agree to grant any option over or the right to acquire any share in the Company;
	(b)	pass any resolution for the winding up, liquidation or receivership of the Company, or make any composition or arrangement with its creditors;
	(c)	sell, transfer, lease, license or in any other way dispose of any of the assets, business or undertaking (including the Property) of the Company (or any interest therein) or contract to do so, except that the Company may pay any amounts standing to the credit of its bank account to, or at the direction of, the Vendor prior to Completion;
	(d)	create or assume any guarantee or indemnity for or otherwise provide security (ies) for the liabilities or obligations of any person;
	(e)	declare or pay any dividend or other form of distribution, except that the Company may pay a dividend or other form of distribution to the Vendor on or prior to Completion in an amount not exceeding the amount standing to the credit of the Company’s bank account;
	(f)	create any fixed or floating charge, lien or other encumbrance over the whole or any part of the undertaking, property or assets of the Company (including the Property);
	(g)	incur any indebtedness or borrowing; and
	(h)	enter into any contract or commitment.

12	All the undertakings, representations and warranties made by the Vendor under this Agreement shall survive and still be binding after Completion. If there is any breach or non-fulfilment, the Purchaser shall be entitled to claim against the Vendor both before and after Completion.

13.	#The Guarantor, as primary obligor and not merely as surety, hereby unconditionally and irrevocably guarantees to the Purchaser, and shall, on the Completion Date, unconditionally and irrevocably guarantees to the Purchaser and the Company, the due observance and performance by the Vendor of all the agreements, obligations, commitments and undertakings contained in this Agreement (hereinafter called “the Vendor’s Guaranteed Obligations”) on the part of the Vendor to be observed and performed and that the warranties given or provided by the Vendor to the Purchaser and/or the Company under this Agreement are true, accurate and correct as at the respective date(s) on which they are expressed to be given and the Guarantor undertakes and agrees to indemnify the Purchaser and/or the Company and keep the Purchaser and/or the Company fully indemnified against all losses, costs, expenses and damages which may be sustained by the Purchaser and/or the Company by reason of any failure of the Vendor to perform any of the Vendor’s Guaranteed Obligations or breach by the Vendor of any of the warranties given by the Vendor, provided that where losses, costs, expenses or damages are incurred by both the Vendor and the Company arising out of substantially the same circumstances this indemnity shall not permit double recovery in respect of substantially the same underlying, losses, costs, expenses or damages.

14.	The Vendor and the Purchaser agree that they shall separately instruct their own solicitors and accountant firm to respectively act for them in relation to this Agreement and the sale and purchase of the Sale Share contemplated herein. The Vendor shall be represented by REED SMITH RICHARDS BUTLER_ whereas the Purchaser shall be represented by STEPHENSON HARWOOD.

# 如賣方為有限公司者適用 applicable if the Vendor is a limited company * 請刪去不適用者 Please delete where inapplicable	5

15.	Each of the Vendor and the Purchaser shall pay his own legal costs and expenses incidental to this Agreement and all transactions in connection therewith. All stamp duty payable on the transfer of the Sale Share and the Shareholder’s Loan (if any) shall be borne by the Purchaser absolutely.

16.	(a)

Should the Purchaser fail to complete the purchase in accordance with the terms of this Agreement, the Vendor shall be entitled to forfeit all the deposits paid to the Vendor and/or the Vendor’s solicitors absolutely as liquidated damages and terminate this Agreement and then sell the Sale Share and the Shareholder’s Loan to anyone the Vendor thinks fit and the Vendor shall not take any action to claim against the Purchaser for any further liabilities and/or damages nor for specific performance of this Agreement.

(b)

Should the Vendor after receiving the deposits paid hereunder fail to complete the sale in accordance with the terms of this Agreement, the Vendor shall immediately refund all the deposits paid hereunder to the Purchaser and compensate the Purchaser with a sum equivalent to the amount of the deposits paid hereunder as liquidated damages and the Purchaser shall not take any further action to claim for damages or enforce specific performance.

(c)

Notwithstanding anything to the contrary in this Agreement, should the Purchaser fail to pay the Further Deposit in accordance with the terms herein contained, the Vendor shall be entitled to terminate this Agreement and forfeit the Initial Deposit absolutely as liquidated damages and then sell the Sale Share and the Shareholder’s Loan to anyone at its absolute discretion provided that the Vendor shall not take any further action to claim for damages or to enforce specific performance.

(d)

Should the Vendor prior to receiving the Further Deposit decide not to proceed with the sale of the Sale Share and the assignment of the Shareholder’s Loan in accordance with the terms herein contained, the Vendor shall be entitled to terminate this Agreement by written notice to the Purchaser, in which event the Vendor shall return within 5 working days of such written notice the Initial Deposit to the Purchaser and compensate the Purchaser with a sum equivalent to the Initial Deposit as liquidated damages and the Purchaser shall not be entitled to seek any remedies in relation to this Agreement including but not limited to damages or specific performance.

Upon exercising the Vendor’s right of forfeiture in accordance with sub-clauses (a) and (c) above, the Vendor’s solicitors shall be free to release to the Vendor (or in accordance with the written direction of the Vendor) the Initial Deposit and/or the Further Deposit (as the case may be) which is/are being held by the Vendor’s solicitors as stakeholder without any concurrence by the Purchaser.

17.	(a) In consideration of the service rendered by Centaline Property Agency Limited (hereinafter called “Centaline”), Centaline shall after , and subject to, completion of the sale and purchase of the Sale Share and the Shareholder’s Loan in accordance with the provisions of this Agreement be entitled to receive HK$960,000 from the Vendor and HK$480,000 from the Purchaser as commission and such commission shall be paid not later than the Completion of the Sale and Purchase of the Sale Share and the Shareholder’s Loan in accordance with this Agreement.

18.	The Vendor and the Purchaser understand that Centaline is the agent for both the Vendor and the Purchaser.

19.	Centaline has urged the Vendor and the Purchaser to seek independent legal advice in respect of this Agreement, Centaline has also advised the Purchaser and the Purchaser acknowledges that the Company cannot give any financial assistance in whatever manner for the purchase herein and he cannot charge / mortgage the Property or the Sale Share to secure loans for financing the purchase herein and the Purchaser has to use his own resources to complete the purchase herein. The Vendor and the Purchaser hereby declare that they have executed this Agreement out of their own will and confirm that they fully understand the content of this Agreement and the risk associated with the carrying out of the transaction contemplated hereunder. Centaline will not be responsible for any loss suffered by the Vendor or the Purchaser as a result of the execution of this Agreement or the carrying out of the transaction contemplated hereunder.

20.	The Vendor and the Purchaser acknowledged the Privacy Policy Statement & Personal Information Collection Statement of Centaline.

# 如賣方為有限公司者適用 applicable if the Vendor is a limited company * 請刪去不適用者 Please delete where inapplicable	6

21.	Unless otherwise specified herein, time shall in every respect be of the essence of this Agreement.

22.	The parties hereto hereby agree to be bound by the following additional terms : N/A

23.	This Agreement supersedes all prior negotiations, representations, understanding and agreements of the parties herein.

24.

This Agreement, when executed, shall constitute legally binding and enforceable contract between the parties hereto and this Agreement shall be governed by and construed in all respects in accordance with the Laws of Hong Kong Special Administrative Region.

25

Except (i) as otherwise provided in this Agreement or (ii) where a right or remedy of a third party already exists or is available apart from the Contracts (Rights of Third Parties) Ordinance (Cap.623 of the Laws of Hong Kong), a person who is not a party to this Agreement shall have no rights under the said Ordinance to enforce or to enjoy the benefit of any provision of this Agreement.

AS WITNESS the hands of the parties hereto the day and year first before written.

Signed by the Vendor	Signed by the Purchaser	Signed by the Agent For and on behalf of CENTALINE PROPERTY AGENCY LTD	#Signed by the Vendor Guarantor
Name:	Name:	Name:	Name:
HKID:	HKID:	HKID:	HKID:

RECEIVED the above mentioned sum of HK$5,000,000 being the Initial Deposit hereinbefore mentioned	) ) ) )	Cheque (No. ) (Bank:___________________)

# 如賣方為有限公司者適用 applicable if the Vendor is a limited company * 請刪去不適用者 Please delete where inapplicable	7